UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2024

YIELD10 BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33133	04-3158289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 583-1700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	YTEN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 1, 2024, Yield10 Bioscience, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-24. The Certificate of Amendment, approved by stockholder approval at the special meeting of stockholders held on April 26, 2024, will become effective as of 5:00 p.m. Eastern Time, after the close of trading on the Nasdaq Capital Market, on May 2, 2024.
As a result of the reverse stock split, every 24 shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of common stock. No fractional shares will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the reverse stock split will receive a cash payment in lieu thereof. In addition, proportionate adjustments will be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, warrants, rights, and other convertible securities, and to the number of shares issued and issuable under the Company’s stock incentive plans.
Following the reverse stock split, the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “YTEN.” The new CUSIP number for the common stock following the reverse stock split will be 98585K854.
The Company’s transfer agent, Equiniti Trust Company, is acting as exchange agent for the reverse stock split.
The summary of the Certificate of Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 of this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01 Other Events.
On May 1, 2024, the Company issued a press release with respect to the reverse stock split described above, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Ma
No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
99.1	Press Release dated May 1, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

May 1, 2024	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer